                               EXHIBIT 21

                          LIST OF SUBSIDIARIES
                          As of June 30, 1997


         INTERNATIONAL RECTIFIER COMPANY (GREAT BRITAIN) LIMITED
                             Holland Road
                             Hurst Green
                    Oxted, Surrey RH8 9BB, England

           INTERNATIONAL RECTIFIER CORPORATION ITALIANA S.P.A.
                           Via Liguria 49
                  10071 Borgaro, Torino(To), Italy

                     INTERNATIONAL RECTIFIER GMBH
                         Saalburgstrasse 157
                    D-61350 Bad Homburg, Germany

                 RECTIFICADORES INTERNACIONALES, S.A.
                         Prolongacion Ave.
                         Los Cabos No. 9234
                   Parque Industrial Pacifico II
                            C.P. 22709
                  Tijuana, Baja California, Mexico

            INTERNATIONAL RECTIFIER FAR EAST COMPANY, LTD
                 K&H Building, 3-30-4 Nishi-Ikebukuro
                     Toshima-ku, Tokyo, 171 Japan

         INTERNATIONAL RECTIFIER SOUTHEAST ASIA PRIVATE, LTD
                           315 Outram Road
               #10-02 and #14-03 Tan Boon Liat Building
                           Singapore 16904

                   IR INTERNATIONAL HOLDINGS, INC.
                          233 Kansas Street
                    El Segundo, California 90245

                INTERNATIONAL RECTIFIER HONG KONG, LTD
                Paul Y Centre, 22nd Floor, #10, 11 & 12
                          51 Hung To Road
                   Kwun Tong, Kowloon, Hong Kong

            IR INTERNATIONAL RECTIFIER HOLDINGS CHINA, INC.
                          202 Zhuque Street
              Xian, Shaanxi province, 710061, P.R. China

            SHANGHAI INTERNATIONAL RECTIFIER TRADING, LTD
                        231 Fu Te Road North
                     Waigaoqiao Free Trade Zone
                Pudong, Shanghai, 200131, P.R. China

                  SEMICONDUCTOR ELECTRONICS LTD.
                       SDF Unit 23, SEEPZ
                         Anderi (East)
                      Bombay 400 096, India